EXHIBIT 10.19

FOURTH AMENDMENT (2013-1) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2011 (the “Plan”), the Plan is hereby amended as follows:

1.             Exhibit B is amended such that the caption for 4.1(a)(10)(v) shall read as follows “RF Danbury Employees with Severance from Service on or after January 1, 2007 and prior to January 1, 2010”.

2.             Exhibit B is amended such that the caption for 4.1(a)(10)(vi) shall read as follows “RF Danbury Employees with Severance from Service Date on or after January 1, 2010 and prior to January 1, 2013”.

3.             Effective January 1, 2013, Exhibit B is amended by the addition of a new Section 4.1(a)(10)(vii) to read as follows:

(vii)         RF Danbury Employees with Severance from Service Date on or after January 1, 2013.

Notwithstanding the preamble to this Section 4.1(a) for the RF Danbury Employee whose Severance is on or after January 1, 2013, the amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his or her Normal Retirement Date shall be equal to such Participant’s Accrued Benefit as of any such date equal to the sum of:

(A)                               The number of Years of Accrual Service prior to January 1, 2001 multiplied by $14.00; and

(B)                               The number of Years of Accrual Service on or after January 1, 2001 multiplied by $31.00.

AMPHENOL CORPORATION

DATED:	April 24, 2013	BY:	/s/ Jerome F. Monteith
Jerome F. Monteith
			Its:	Vice President, Human Resources